SENIOR SUBORDINATED NOTE

  AIR METHODS CORPORATION, MERCY AIR SERVICE, INC., ARCH AIR MEDICAL SERVICE,
                      INC., ROCKY MOUNTAIN HOLDINGS, L.L.C.

            12.00% SENIOR SUBORDINATED TERM NOTE DUE OCTOBER 16, 2007

     No.  002                                                 October  16,  2002

     $737,121.00

          FOR VALUE RECEIVED, the undersigned, AIR METHODS CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("AIR METHODS"), MERCY AIR SERVICE, INC., a corporation organized and existing under the laws of the State of California ("MERCY"), ARCH AIR MEDICAL SERVICE, INC., a corporation organized and existing under the laws of the State of Missouri ("ARCH"), and ROCKY MOUNTAIN HOLDINGS, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware ("RMH", and together with Air Methods, Mercy, Arch, jointly and severally, the "CO-OBLIGORS") hereby, jointly and severally, promise to pay to PRUDENTIAL CAPITAL PARTNERS MANAGEMENT FUND, L.P. or registered assigns, the principal sum of SEVEN HUNDRED THIRTY-SEVEN THOUSAND ONE HUNDRED TWENTY-ONE DOLLARS ($737,121.00) on October 16, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) on (a) the unpaid balance of the principal amount at the rate of 12.00% per annum from the date hereof, payable quarterly on each January 16, April 16, July 16 and October 16, commencing with January 16, 2003, until the principal hereof shall have become due and payable, and (b) following the occurrence and during the continuance of an Event of Default (as defined in the Agreement), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 14.00% or (ii) 2.0% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its prime rate.

          Payments of principal of, interest on and any Yield-Maintenance Amount, premium or other prepayment consideration payable with respect to this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to Air Methods, on behalf of each Co-Obligor, in writing, in lawful money of the United States of America.

     This Note is one of the Notes (herein called the "NOTES") issued pursuant to a Securities Purchase Agreement, dated as of October 16, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "AGREEMENT"), between the Co-Obligors, on the one hand, and Prudential Capital Partners, L.P. and Prudential Capital Partners Management Fund,

L.P., on the other hand, and is entitled to the benefits thereof.

     This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Obligors shall not be affected by any notice to the contrary.

     This Note is subordinated to the Senior Debt (as defined in the Agreement) as and to the extent provided in the Agreement.

     This Note is to be guaranteed by all future Subsidiaries of Air Methods pursuant to, and is entitled to the benefits of, the Multiparty Guaranty (as such term is defined in the Agreement).

     This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

     In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York without giving effect to principles of conflicts of laws.

                    [Remainder of Page Intentionally Blank]

                                         AIR  METHODS  CORPORATION

                                          By:  /s/  George Belsey
                                             -----------------------------------

                                          Its:  CEO
                                             -----------------------------------



                                         MERCY  AIR  SERVICE,  INC.

                                          By:  /s/  George Belsey
                                             -----------------------------------

                                          Its:  CEO
                                             -----------------------------------



                                         ARCH  AIR  MEDICAL  SERVICE,  INC.

                                          By:  /s/  George Belsey
                                             -----------------------------------

                                          Its:  CEO
                                             -----------------------------------



                                         ROCKY  MOUNTAIN  HOLDINGS,  L.L.C.

                                          By:  /s/  George Belsey
                                             -----------------------------------

                                          Its:  CEO
                                             -----------------------------------